UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2011

ENERGY TRANSFER PARTNERS, L.P.
 (Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Oak Lawn Avenue Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 981-0700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of William G. Powers, Jr. as President of Propane Operations

On April 14, 2011, William G. (Bill) Powers, Jr. announced his retirement as President of Propane Operations of Energy Transfer Partners, L.P. (the “Partnership”), effective June 30, 2011.

Appointment of Paul Grady as President of Propane Operations

On April 14, 2011, the Partnership announced the appointment of Paul Grady, as its new President of Propane Operations, effective July 1, 2011, following the retirement of Bill Powers. Mr. Grady has served as Senior Vice President and Chief Operating Officer of Heritage Operating, L.P., the Partnership’s retail propane operating subsidiary (“Heritage”), since June 2006 following the acquisition by Heritage of Titan Propane Partners where he had served as Chief Operating Officer since January 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	Energy Transfer Partners GP, L.P.,
its general partner

	By:	Energy Transfer Partners, L.L.C.,
its general partner

Date: April 15, 2011	By:	/s/ Martin Salinas, Jr.
Name: Martin Salinas, Jr.
Title: Chief Financial Officer